Exhibit 99.1

Piedmont Realty Trust Announces Proposed Exchangeable Senior Notes Offering

Atlanta, Georgia, September 14, 2026 - Piedmont Realty Trust, Inc. (NYSE: PDM) (“Piedmont”) today announced that its operating partnership, Piedmont Operating Partnership, LP (the “Operating Partnership”), intends to offer, subject to market and other conditions, $200,000,000 aggregate principal amount of exchangeable senior notes due 2031 (the “notes”) in a private offering to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Piedmont will fully and unconditionally guarantee the notes on a senior, unsecured basis. The Operating Partnership also expects to grant the initial purchasers of the notes an option to purchase, for settlement within a period of 13 days from, and including, the date the notes are first issued, up to an additional $30,000,000 aggregate principal amount of notes.

The notes will be senior, unsecured obligations of the Operating Partnership, will accrue interest payable semi-annually in arrears and will mature on February 1, 2031, unless earlier repurchased, redeemed or exchanged. Noteholders will have the right to exchange their notes in certain circumstances and during specified periods. The Operating Partnership will settle exchanges by paying or delivering, as applicable, cash or a combination of cash and shares of Piedmont’s common stock, at the Operating Partnership’s election.

The notes will be redeemable, in whole or in part (subject to certain limitations), for cash at the Operating Partnership’s option at any time, and from time to time, on or after August 6, 2029 and on or before the 60th scheduled trading day immediately before the maturity date, but only if the last reported sale price per share of Piedmont’s common stock exceeds 130% of the exchange price for a specified period of time and certain other conditions are satisfied. In addition, the notes will be redeemable, in whole or in part (subject to certain limitations), at the Operating Partnership’s option at any time to the extent necessary to preserve Piedmont’s status as a real estate investment trust for U.S. federal income tax purposes, so long as certain conditions are satisfied. The Operating Partnership may also redeem the notes, in whole but not in part, at any time on or before the 60th scheduled trading day immediately before the maturity date, if certain conditions are satisfied and if the aggregate principal amount of notes that remains outstanding at such time is less than 10% of the aggregate principal amount of notes initially issued in connection with the offering. In each case, the redemption price will be equal to the principal amount of the notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

If certain corporate events that constitute a “fundamental change” occur, then, subject to a limited exception, noteholders may require the Operating Partnership to repurchase their notes for cash. The repurchase price will be equal to the principal amount of the notes to be repurchased, plus accrued and unpaid interest, if any, to, but excluding, the applicable repurchase date.

The notes will be entitled to the benefits of a registration rights agreement pursuant to which Piedmont will agree to register, under the Securities Act, the resale of the shares of Piedmont’s common stock, if any, issuable upon exchange of the notes within specified time periods and subject to certain limitations.

The interest rate, initial exchange rate and other terms of the notes will be determined at the pricing of the offering.

The Operating Partnership intends to use a portion of the net proceeds from this offering, together with the net proceeds from the settlement of certain forward sale transactions entered into under Piedmont’s at-the-market equity program, cash on hand and borrowings under its line of credit, to redeem all of its outstanding 9.250% senior notes due 2028 (the “2028 notes”) and pay the applicable make-whole premium and accrued and unpaid interest with respect thereto. If the initial purchasers exercise their option to purchase additional notes, the Operating Partnership will use the additional proceeds to redeem its outstanding 2028 notes and proportionally decrease the borrowings under its line of credit used to redeem the outstanding 2028 notes.

The Operating Partnership expects to use up to approximately $50 million of the net proceeds from the offering to repurchase shares of Piedmont’s common stock from certain purchasers of the notes in privately negotiated transactions effected through one of the initial purchasers or its affiliate concurrently with the pricing of the notes (the “concurrent share repurchase”). The price per share of Piedmont’s common stock repurchased in the concurrent share repurchase is expected to equal the last reported sale price per share of Piedmont’s common stock on the New York Stock Exchange as of the date of the pricing of the notes. This concurrent share repurchase could increase (or reduce the size of any decrease in) the market price of Piedmont’s common stock prior to, concurrently with or shortly after the pricing of the notes, and could result in a higher effective exchange price for the notes. The Operating Partnership cannot predict the magnitude of such market activity or the overall effect it will have on the market price of the notes and/or the market price of Piedmont’s common stock.

The offer and sale of the notes, the guarantee and any shares of Piedmont’s common stock issuable upon exchange of the notes have not been registered under the Securities Act or any other securities laws, and the notes, the guarantee and any such shares cannot be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and any other applicable securities laws. Although the Operating Partnership and Piedmont intend to enter into a registration rights agreement pursuant to which Piedmont will agree to register, under the Securities Act, the resale of the shares of Piedmont’s common stock, if any, issuable upon exchange of the notes, the registration rights agreement will contain significant limitations, and a resale registration statement may not be available at the time investors wish to resell the shares of Piedmont’s common stock, if any, issuable upon exchange of their notes. This press release does not constitute an offer to sell, or the solicitation of an offer to buy, the notes or any shares of Piedmont’s common stock issuable upon exchange of the notes, nor will there be any sale of the notes or any such shares, in any state or other jurisdiction in which such offer, sale or solicitation would be unlawful.

About Piedmont Realty Trust

Piedmont Realty Trust™ (NYSE: PDM) is a fully integrated, self-managed real estate investment company focused on delivering an exceptional office environment. As an owner, manager, developer and operator of approximately 16 MM SF of Class A properties across major U.S. Sunbelt markets, Piedmont Realty Trust is known for its hospitality-driven approach and commitment to transforming buildings into premier “Piedmont PLACEs” that enhance each client’s workplace experience.

Forward-Looking Statements

Certain statements contained in this press release constitute forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Piedmont intends for all such forward-looking statements to be covered by the safe-harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act, as applicable. Such information is subject to certain known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated. Therefore, such statements are not intended to be a guarantee of Piedmont’s performance in future periods. Such forward-looking statements can generally be identified by Piedmont’s use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue” or similar words or phrases that indicate predictions of future events or trends or that do not relate solely to historical matters, and include statements regarding whether the Operating Partnership will offer and issue the notes and the terms of the notes; the terms of the concurrent share repurchase; the intended use of the net proceeds from the offering; and the Operating Partnership’s expectations in respect of granting the initial purchasers an option to purchase additional notes. These statements are based on beliefs and assumptions of Piedmont’s management, which in turn are based on information available at the time the statements are made.

The following are some of the factors that could cause Piedmont’s actual results and its expectations to differ materially from those described in Piedmont’s forward-looking statements: economic, regulatory, socio-economic, technological (e.g., artificial intelligence and machine learning, virtual meeting platforms, etc.), and other changes that impact the real estate market generally, the office sector or the patterns of use of commercial office space in general, or the markets where we primarily operate or have high concentrations of revenue; the impact of competition on our efforts to renew existing leases or re-let space on terms similar to existing leases; lease terminations, lease defaults, lease contractions, or changes in the financial condition of our tenants, particularly by one of our large tenants; impairment charges on our long-lived assets or goodwill resulting therefrom; the success of our real estate strategies and investment objectives, including our ability to implement successful redevelopment and development strategies or identify and consummate suitable acquisitions and divestitures; the illiquidity of real estate investments, including economic changes, such as fluctuating interest rates, costs of construction, improvements and redevelopments, and available financing, which could impact the number of buyers/sellers of our target properties, and regulatory restrictions to which real estate investment trusts (“REITs”) are subject and the resulting impediment on our ability to quickly respond to adverse changes in the performance of our properties; the risks and uncertainties associated with our acquisition and disposition of properties, many of which risks and uncertainties may not be known at the time of acquisition or disposition; development and construction delays, including the potential of supply chain disruptions, and resultant increased costs and risks; future acts of terrorism, civil unrest, or armed hostilities in any of the major metropolitan areas in which we own properties; risks related to the occurrence of cybersecurity incidents, including cybersecurity incidents against us or any of our properties, vendors, or tenants, or a deficiency in our identification, assessment or management of cybersecurity threats impacting our operations and the public’s reaction to reported cybersecurity incidents, including the reputational impact on our business and value of our common stock; costs of complying with governmental laws, regulations and policies, including environmental standards imposed on office building owners; uninsured losses or losses in excess of our insurance coverage, and our inability to obtain adequate insurance coverage at a reasonable cost; additional risks and costs associated with directly managing properties occupied by government tenants, such as potential changes in the political environment, a reduction in federal or state funding of our governmental tenants, government layoffs or an increased risk of default by government tenants during periods in which state or federal governments are shut down or on furlough; significant price and volume fluctuations in the public markets, including on the exchange on which we listed our common stock; risks associated with incurring mortgage and other indebtedness, including changing capital reserve requirements on our lenders and rising interest rates for new debt financings; a downgrade in our credit ratings, the credit ratings of the Operating Partnership or the credit ratings of our or the Operating Partnership’s unsecured debt securities, which could, among other effects, trigger an increase in the stated rate of one or more of our unsecured debt instruments; the effect of future offerings of debt or equity securities on the value of our common stock; additional risks and costs associated with adverse U.S. global and economic conditions, inflation and potential increases in the rate of inflation, including the impact of a possible recession, uncertainty and volatility in financial markets, and any changes in governmental rules, regulations, and fiscal policies; uncertainties associated with environmental and regulatory matters; changes in the financial condition of our tenants directly or indirectly resulting from geopolitical developments that could negatively affect important supply chains and international trade, the termination or threatened termination of existing international trade agreements, or the implementation of tariffs or retaliatory tariffs on imported or exported goods; the effect of any litigation to which we are, or may become, subject; additional risks and costs associated with owning properties occupied by tenants in particular industries, such as oil and gas, hospitality, travel, co-working, etc., including risks of default during start-up and during economic downturns; changes in tax laws impacting REITs and real estate in general, as well as our ability to continue to qualify as a REIT under the Internal Revenue Code of 1986, as amended, or other tax law changes which may adversely affect our stockholders; the future effectiveness of our internal controls and procedures; and other factors, including the risk factors discussed under Item 1A. of our Annual Report on Form 10-K for the year ended December 31, 2025.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Piedmont cannot guarantee the accuracy of any such forward-looking statements contained in this press release, and Piedmont does not intend to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Research Analysts/ Institutional Investors Contact:

770-418-8592

investor.relations@piedmontreit.com